EXHIBIT 10.13

                      AMERICAN MEDICAL SECURITY GROUP, INC.

           EMPLOYMENT AND NONCOMPETITION AGREEMENT OF SAMUEL V. MILLER

                              AMENDMENT NUMBER ONE

     An Employment and Noncompetition Agreement (the "Agreement") was entered into on April 7, 1998, effective January 1, 1997, between United Wisconsin Services, Inc. ("UWS"), American Medical Security Holding, Inc. (the "Company"), and Samuel V. Miller ("Employee"). The Agreement replaced a prior agreement dated as of October 30, 1995 between UWS and Employee.

     Effective September 11, 1998, UWS was renamed American Medical Security Group, Inc., UWS transferred its managed care business to Newco/UWS, Inc. a wholly-owned subsidiary of UWS ("Newco"), and that subsidiary was renamed United Wisconsin Services, Inc. On September 25, 1998, UWS distributed the shares of Newco to the shareholders of UWS.

     To reflect these and certain other events, the Agreement is hereby amended as follows, effective September 25, 1998:

     1. The following paragraphs are hereby added immediately after the second paragraph of the recitals:

          Since the date this Agreement was executed, UWS has established a new subsidiary ("Newco"), UWS has transferred its managed care business to Newco, UWS has been renamed American Medical Securities Group, Inc., Newco has been renamed United Wisconsin Service, Inc., and the stock of Newco has been distributed to shareholders of UWS (the "Spinoff").

          UWS shall be a party to the Agreement in connection with Employee's options to purchase stock of UWS, and Newco shall be a party to the Agreement in connection with Employee's options to purchase stock of Newco.

     2. Section 1.2 (Positions and Duties) is hereby amended to replace the phrase "President and Chief Executive Officer" with the phrase "Chairman, President and Chief Executive Officer" both times it occurs, and the following sentence is hereby added at the end of Section 1.2:

          Employee shall also occupy the position of Chairman, President and Chief Executive Officer of UWS.

     3. Section 3.2(c) is amended to delete the word "and" prior to clause (iv) and to add at the end thereof: "and (v) any rights Employee may have under the American Medical Security Group, Inc. Change of Control Severance Benefit Plan."

     4.  Section  5.1(a) and Section  5.1(b) are amended and Section  5.1(c) and
Section 5.1(d) are added to read as follows:

(a)   If to the Company:                         (d)   If to Employee:

      American Medical Security Holdings, Inc.         Samuel V. Miller
      3100 AMS Boulevard                               3100 AMS Boulevard
      Green Bay, WI  54313           or                Green Bay, WI  54313   or
      P.O. Box 19032                                   P.O. Box 19032
      Green Bay, WI  54307-9032                        Green Bay, WI  54307-9032
      Attn.: General Counsel
                                                       With a copy to:

(b)   If to UWS:                                       David S. Foster
                                                       Thelen Reid & Priest LLP
      American Medical Security Group, Inc.            2 Embarcadero Center
      3100 AMS Boulevard                               San Francisco, CA 94111
      Green Bay, WI  54313           or
      P.O. Box 19032
      Green Bay, WI  54307-9032
      Attn.: General Counsel

(c)   If to Newco:

      United Wisconsin Services, Inc.
      401 West Michigan Street
      Milwaukee, Wisconsin 53203
      Attn: General Counsel

     IN WITNESS WHEREOF, the parties have executed this Amendment Number One as of September 25, 1998.


AMERICAN MEDICAL SECURITY                         AMERICAN MEDICAL SECURITY
HOLDINGS, INC.                                    GROUP, INC.


By:______________________________                 By:___________________________


UNITED WISCONSIN SERVICES, INC.


By:______________________________                 ______________________________
   Thomas R. Hefty, Chairman, President           Samuel V. Miller
   and Chief Executive Officer